                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported)      JUNE 27, 1997
                                                      -------------



                          FIRST USA PAYMENTECH, INC.
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            (Exact name of registrant as specified in its charter)


          DELAWARE                     1-142244                75-2634185
          --------                     --------                ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)



1601 ELM STREET, SUITE 4700, DALLAS, TEXAS                  75201
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(Address of principal executive offices)                  (Zip Code)



                                      214-849-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 1.  Changes in Control of Registrant.
-----------------------------------------

Prior to June 27, 1997, First USA, Inc. held 57% of the outstanding common stock of First USA Paymentech, Inc. (the "Company"). On June 27, 1997, First USA, Inc. ("First USA") consummated its merger (the "Merger") with BANC ONE CORPORATION ("BANC ONE"), with BANC ONE being the surviving corporation. As a result of the Merger, BANC ONE now holds approximately 57% of the outstanding common stock of the Company. The consideration for the Merger involved an exchange of shares of common stock of BANC ONE for shares of common stock of First USA. In connection with the Merger, the Board of Directors of the Company has appointed John B. McCoy, Chairman and Chief Executive Officer of BANC ONE CORPORATION, and William P. Boardman, Senior Executive Vice President of BANC ONE CORPORATION, to the Board of Directors.

Item 5.   Other Events.
----------------------

As a result of the Merger and BANC ONE's strategy to allow the Company to operate independently, the Company has determined to provide for itself certain administrative functions, including but not limited to human resources, legal staff and facilities administration, which were previously integrated with the same functions of its parent company, First USA. The Company expects to internally provide these administrative services in a manner that is not integrated with BANC ONE. As a result of the difference in costs of such services between the Company and First USA, the Company expects to incur additional overhead expenses. The Company expects such overhead expenses to approximate $4 million in the fiscal year ending June 30, 1998.

THIS CURRENT REPORT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO ADDITIONAL OVERHEAD EXPENSES OF THE COMPANY. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. FACTORS THAT MAY CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY RESULTS THAT MIGHT BE PROJECTED, FORECAST, ESTIMATED OR BUDGETED BY THE COMPANY IN SUCH FORWARD-LOOKING STATEMENTS INCLUDES WITHOUT LIMITATION INCREASED COSTS, CONTINGENT LIABILITIES, SIGNIFICANT LITIGATION, AND REGULATION.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 2, 1997

                                     First USA Paymentech, Inc.



                                     By:  /s/ Philip E. Taken
                                          ---------------------------------
                                              Philip E. Taken
                                              Chief Administrative Officer
                                              General Counsel

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